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                                                                    EXHIBIT 10.2


                              EMPLOYMENT AGREEMENT


Agreement, dated and effective as of October 4, 2000 by and between Rockland Trust Company, a Massachusetts trust company (the "Company") and Edward H. Seksay of Cohasset, Massachusetts (the "Executive), (the "Employment Agreement").

                               W I T N E S S E T H

         WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

         NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     1. EMPLOYMENT; POSITION AND DUTIES; EXCLUSIVE SERVICES.


     (a) EMPLOYMENT. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

     (b) POSITION AND DUTIES/COMPANY. During the Term as defined in Section 2 hereof, the Executive (i) agrees to act as in-house legal counsel for the Company and Independent Bank Corp. ("IBC") and hold the title of General Counsel of the Company and of IBC and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

     (c) EXCLUSIVE SERVICES. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and it's affiliates, shall not engage in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

          (i) serving, in accordance with the Company's policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;


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          (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

          (iii) acting as Executor under a will or as Attorney In Fact pursuant to any Power Of Attorney;

          (iv) acting as counsel to the plaintiff Phillip St. Germain in the case commonly known as PHILLIP M ST GERMAIN v. THE BOSTON POPCORN COMPANY, INC., Middlesex Superior Court Civil Action No. 96-2404-F;

provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive's duties and obligations to the Company hereunder.

     2. TERM OF EMPLOYMENT.

     The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof ("Commencement Date") and ending "at will" by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the "Term."

     3. CASH COMPENSATION. As compensation to the Executive for all services to be rendered by him in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of One Hundred Seventy-five Thousand and 00/100 Dollars ($175,000.00) per annum, payable no less frequently than bi-weekly ("Base Salary"). The Board of Directors (the "Board") may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. BENEFITS.

     (a) TRAVEL AND BUSINESS-RELATED EXPENSES. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

     (b) GROUP LIFE INSURANCE. The Company agrees to include the Executive under the Company's group life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.


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     (c) SICK LEAVE/DISABILITY. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.


     (d) RETIREMENT PLANS. The Executive will be eligible to participate in the Company's retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.


     (e) VACATION/HOLIDAYS. The Executive will receive four (4) weeks paid vacation, on an "as earned" basis each year and will receive ten (10) holidays each year.

     (f) INSURANCE. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

     (g) INCENTIVE COMPENSATION PLAN. The Executive shall be eligible to participate in the Company's Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

     (h) TAXES. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in
Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

     (i) SPLIT DOLLAR AGREEMENT. The Company agrees to use all reasonable efforts to obtain life insurance on the life of the Executive and enter into either, at the option of the Company, a split dollar insurance agreement (the "Split Dollar Agreement") or another non-qualified plan for the Executive with respect thereto on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company. The Executive agrees to cooperate with the Company, its representatives and agents and any insurance companies and their respective agents and representatives, in order to execute such an agreement or plan and obtain such insurance. Notwithstanding the foregoing, the Company shall not be required to expend amounts in excess of 125 percent of the average premium cost for a person of the Executive's gender and age in order to obtain such insurance. Notwithstanding anything to the contrary contained herein, in the event a Split Dollar Agreement is entered into by the parties, the Company agrees to gross-up the compensation of the Executive in an amount determined by the Company's accountants as necessary to reimburse the Executive for (A) the sum of federal and Massachusetts income tax incurred by the Executive on account of the P.S.- 58 benefit in the insurance policy described under a Split Dollar Agreement, and
(B) the cost of any rider that the Executive purchases on the insurance policy described in such Split Dollar Agreement for the waiver of premiums in the event of his disability, and (C) the tax effect of the reimbursements set


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forth in (A) and (B) hereof, and to pay such amounts to the Executive in a lump sum payment no later than three (3) business days prior to the earliest date on which any federal or Massachusetts income taxes are due on account of such P.S.-58 benefit and/or the cost for the waiver of premiums. This clause (i) of
Section 4 shall remain in full force and effect and shall survive any termination of this Agreement by reason of the disability of the Executive.

     5. TERMINATION OF EMPLOYMENT.

     (a) TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON.

          (i) If the Executive's employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive's rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1987 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the "Plans") and the relevant stock option agreement.

          (ii) Termination for "Cause" shall refer to the Company's termination of the Executive's service with the Company at any time because the Executive has: (A) refused or failed to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive's relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving 1l1e misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in an adverse manner the reputation of the Company or the Executive's ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, in the case of any termination pursuant to clauses (A), (E), (F), or (G) above, the Company shall give the Executive thirty
(30) business days' written notice thereof during which period the Employee, at the discretion of the Company, may be placed on administrative leave, and the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for his actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s).

          (iii) Resignation for "Good Reason" shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive's core duties or removes the Executive's responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the


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Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty
(30) business days' written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

          (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

     (b) TERMINATION WITHOUT CAUSE; RESIGNATION FOR GOOD REASON. If during the term of this Agreement, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of
Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the "Continuation Period"), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses
(b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(l) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the date of termination, resignation or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock options agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive's rights shall be governed by Section 5(c).


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     (c) CHANGE IN CONTROL.

          (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled
(C)(x) to receive his then current Base Salary for a period of twenty four (24) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to two (2) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, in each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(l) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of twenty four (24) months after such termination or resignation (the "Benefits Period"), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the Executive's election, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and
(f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the Executive's delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement.

          (ii) A "Change of Control" shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any "person" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.


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          (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 Section
280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company's Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) as then in effect and that the Company's tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986
Section 280G(b)(4) as then in effect.

     (d) MITIGATION; LEGAL FEES. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.


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     (e) TERMINATION BY REASON OF DEATH OR DISABILITY.

          (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

          (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company's policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

          (iii) The Executive's rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. CONFIDENTIALITY AND NON-COMPETITION.

     (a) CONFIDENTIALITY. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates ("Affiliated Companies") and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person's advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and


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representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law.

     (b) EQUITABLE RELIEF. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

     (c) NON-SOLICITATION. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) solicit, divert or take away, directly or indirectly, any Major Customer of the Company, its parent, subsidiaries or affiliates, or its or their successors and assigns, or (ii) directly or indirectly induce or attempt to influence any employee of the Company, its parent or any of its subsidiaries, or affiliates, or their successors and assigns, to terminate his employment with the Company, its parent or ally of its subsidiaries or affiliates or their successors or assigns. As used herein, "Major Customer" shall mean any customer of the Company who has maintained an average deposit balance of at least $100,000 during the last six months of the Term or who has maintained or obtained a credit facility of at least $100,000 from the Company during the last six months of the Term.

     (d) ENFORCEABILITY. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

     (e) JURISDICTION. Employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee's property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.


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     7. DISPUTES.

     (a) Any dispute relating to this Agreement, or to the breach of this Agreement, except such as may concern Section 6, arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"), which arbitration may be initiated by any party hereto by written notice to the other of such party's desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

     (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

     (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

     (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

     8. INDEMNIFICATION.

     The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice.

     9. NON-COMPETITION AND NON-DISCLOSURE COMMITMENTS.

     The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.


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     10. ARM'S LENGTH NEGOTIATIONS; REPRESENTATION BY COUNSEL.

     The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm's length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. TAX WITHHOLDINGS.

     Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. NON-ASSIGNABILITY; BINDING AGREEMENT.

     Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company's prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive's heirs and the personal representatives of the Executive's estate.

     13. AMENDMENT; WAIVER.

     This Agreement may not be mollified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement

     14. NOTICES.

     Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

                (i)    To the Company:     Rockland Trust Company
                                           288 Union Street
                                           Rockland, MA 02370
                                           Attn.: President

                (ii)   To the Executive:   Edward H. Seksay, Esquire
                                           11 Cedar Acres Lane
                                           Cohasset, MA 02025

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. GOVERNING LAW.

     This Agreement is to be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. SUPERSEDES PREVIOUS AGREEMENTS.

     This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. COUNTERPARTS.

     This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

                                               ROCKLAND TRUST COMPANY


                                               By:  /s/ Douglas H. Philipsen
                                                    -------------------------
                                               Its: Chairman, President & CEO


                                               INDEPENDENT BANK CORP.


                                               By:  /s/ Douglas H. Philipsen
                                                    -------------------------
                                               Its: Chairman, President & CEO


                                               /s/  Edward H. Seksay
                                                    -------------------------
                                               Edward H. Seksay



                        AMENDMENT NO. 1 TO SECOND AMENDED
                        AND RESTATED EMPLOYMENT AGREEMENT

     Reference is made to the Agreement dated and effective as of February 1, 1993 by and between Rockland Trust Company, a Massachusetts trust company (the "Company") and Ferdinand T. Kelley of Duxbury, Massachusetts (the "Executive"), as amended and restated as of October 31, 1994 and as further amended and restated as of January 19, 1996 (the "Employment Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Employment Agreement.


                               W I T N E S S E T H

     WHEREAS, the Executive and the Company are desirous of amending certain provisions of the Employment Agreement to provide that certain additional benefits be paid to the Executive upon the occurrence of a change of control of Independent Bank Corp. ("IBC"), the parent bank holding company of the Company, where such occurrence is followed by a termination of the Executive's employment without cause or the Executive's resignation with good reason as such terms are defined in the Employment Agreement;

     WHEREAS, the Executive and the Company are desirous of amending the Employment Agreement as set forth above.


     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 5(c)(i) of the Employment Agreement is hereby amended and restated to read as follows:

     (c) CHANGE IN CONTROL.

         (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)
(ii) hereof), shall be deemed to have occurred and following such Change of Control, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twenty four (24) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to two (2) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, in each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of twenty-four (24) months after such termination or resignation (the "Benefits Period"), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the Executive's election, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and
(f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the Executive's delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2) , and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement, and (C)(zz) upon his written notice to the Company during a period of three months following the termination or resignation date (as the case may be), to purchase his Company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the Company, plus all applicable excise taxes.

     2. RATIFICATION.

     All other provisions of the Employment Agreement shall remain unchanged and in full force and effect, and are hereby ratified and confirmed by the parties hereto.

     3. COUNTERPARTS.

     This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment No.1 to Second Amended and Restated Employment Agreement as of July 9, 1998.


                                             ROCKLAND TRUST COMPANY


                                             By: /S/ DOUGLAS H. PHILIPSEN
                                                 -------------------------
                                                 CEO
                                                 -------------------------


                                             INDEPENDENT BANK CORP.


                                             By: /S/ DOUGLAS H. PHILIPSEN
                                                 -------------------------
                                             Its: CEO
                                                  ------------------------

                                             /S/ FERDINAND T. KELLEY
                                             -----------------------------

                                             FERDINAND T. KELLEY

                SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT


     Agreement dated and effective as of February 1, 1993 by and between Rockland Trust Company, a Massachusetts trust company (the "Company") and Ferdinand T. Kelley of Duxbury, Massachusetts (the "Executive"), as amended and restated as of October 31, 1994 and as further amended and restated as of this 19th day of January, 1996 (the "Employment Agreement").



                               W I T N E S S E T H

     WHEREAS, the Executive and the Company are desirous of amending certain provisions of the Employment Agreement to provide that certain additional benefits be paid to the Executive upon (a) the occurrence of a change of control of Independent Bank Corp. ("IBC"), the parent bank holding company of the Company, where such occurrence is followed by a termination of the Executive's employment without cause or the Executive's resignation with good reason as such terms are defined herein, or (b) termination of the Executive's employment for any reason during a thirty (30) day period following the one year anniversary of a change of control, on the terms and conditions herein set forth;

     WHEREAS, the Executive and the Company are desirous of amending certain provisions of the Employment Agreement to provide for certain additional compensation benefits to the Executive; and

     WHEREAS, the Executive and the Company are desirous of amending the Employment Agreement as set forth above and restating the amended Employment Agreement as herein set forth.

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. EMPLOYMENT; POSITION AND DUTIES; EXCLUSIVE SERVICES.

     (a) EMPLOYMENT. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

     (b) POSITION AND DUTIES/COMPANY. During the Term as defined in Section 2 hereof, the Executive (i) agrees to oversee and manage all the operations and functions of the Company's commercial loan division and hold the title of Executive Vice President of the Company and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

     (c) Exclusive Services. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

          (i) serving, in accordance with the Company's policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

          (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

     provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive's duties and obligations to the Company hereunder.

     2. TERM OF EMPLOYMENT.

     The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof ("Commencement Date") and ending "at will" by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the "Term."

     3. CASH COMPENSATION.

     As compensation to the Executive for all services to be rendered by him in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of One Hundred Fifty Eight Thousand Six Hundred and 00/lOO Dollars ($158,600.00) per annum, payable no less frequently than bi-weekly ("Base Salary"). The Board of Directors (the "Board") may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. BENEFITS.

     (a) TRAVEL AND BUSINESS-RELATED EXPENSES. The Executive shall be provided with a Company owned automobile in accordance with the policies of the Company regarding automobiles as in effect from time to time. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

     (b) GROUP LIFE INSURANCE. The Company agrees to include the Executive under the Company's group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.

     (c) SICK LEAVE/DISABILITY. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

     (d) RETIREMENT PLANS. The Executive will be eligible to participate in the Company's retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

     (e) VACATION/HOLIDAYS. The Executive will receive four (4) weeks paid vacation, on an "as earned" basis each year and will receive ten (10) holidays each year.

     (f) INSURANCE. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

     (g) INCENTIVE COMPENSATION PLAN. The Executive shall be eligible to participate in the Company's Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

     (h) TAXES. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in
Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

     (i) SPLIT DOLLAR AGREEMENT. Notwithstanding anything to the contrary contained herein, the Company agrees to gross-up the compensation of the Executive in an amount determined by the Company as necessary to reimburse the Executive for (A) the sum of federal and state income and employment tax incurred by the Executive on account of the P.S.-58 benefit in the insurance policy described under a Split Dollar Agreement dated as of January 19. 1996 by and between the Company and the Executive (the "Split Dollar Agreement"), and
(B) the cost of any rider that the Executive purchases on the insurance policy described in the Split Dollar Agreement for the waiver of premiums in the event of his disability, and (C) the tax effect of the reimbursements set forth in (A) and (B) hereof, and to pay such amounts to the Executive in a lump sum payment no later than three (3) business days prior to the earliest date on which any federal or state income and employment taxes are due on account of such P.S.-58 benefit and/or the cost for the waiver of premiums.

     5. TERMINATION OF EMPLOYMENT.

     (a) TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON.

          (i) If the Executive's employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive's rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1987 Incentive Stock Option Plan and/or any other relevant stock option plans, as appropriate (the "Plans") and the relevant stock option agreement.

          (ii) Termination for "Cause" shall refer to the Company's termination of the Executive's service with the Company at any time because the Executive has: (A) refused or failed to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive's relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in an adverse manner the reputation of the Company or the Executive's ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, in the case of any termination pursuant to clauses (A), (E), (F), or (G) above, the Company shall give the Executive thirty
(30) business days' written notice thereof, an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Board to show just cause for his actions, and to have the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s).

          (iii) Resignation for "Good Reason" shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a) (ii) above), substantially changes the Executive's core duties or removes the Executive's responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection
(iii), the Executive shall give the Company thirty (30) business days' written notice thereof and, during such thirty-day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

          (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

     (b) TERMINATION WITHOUT CAUSE; RESIGNATION FOR GOOD REASON. If during the term of this Agreement; either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, and
(C)(y)(1) to continue participation in the plans and, arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the "Continuation Period"), or
(C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(G)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the date of termination, resignation or discontinuation of any such plan, and (C) (z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive's rights shall be governed by Section 5 (c).

     (c) CHANGE IN CONTROL.

          (i) If during the term of this Agreement any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current
Base Salary for a period of twenty four (24) months from the date of termination of this Agreement without Cause or resignation for Good Reason, payable in a lump sum cash payment immediately following such termination or resignation, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of twenty four (24) months after such termination or resignation
(the "Benefits Period"), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the Executive's election, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses
(b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the Executive's delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be) in accordance with the terms of the Plans and the relevant stock option agreement, and (C)(zz) upon his written notice to the Company during a period of three (3) months following the termination or resignation date (as the case may be), to purchase his Company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the Company, plus all applicable excise taxes.

          (ii) A "Change of Control" shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any "person" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

          (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereina(pound)ter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 Section 280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company's Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the deduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) as then in effect and that the Company's tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) as then in effect.

     (d) MITIGATION; LEGAL FEES. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided fot in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonable incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

     (e) TERMINATION BY REASON OF DEATH OR DISABILITY.

          (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.


          (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his disability termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company's policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

          (iii) The Executive's rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. CONFIDENTIALITY AND NON-COMPETITION.

     (a) CONFIDENTIALITY. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates ("Affiliated Companies") and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or anytime thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person's advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law.

     (b) EQUITABLE RELIEF. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

     (c) NON-SOLICITATION. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) solicit, divert or take away, directly or indirectly, any Major Customer of the Company, its parent, subsidiaries or affiliates, or its or their successors and assigns, or (ii) directly or indirectly induce or attempt to influence any employee of the Company, its parent or any of its subsidiaries or affiliates, or their successors and assigns, to terminate his employment with the Company, its parent or any of its subsidiaries or affiliates or their successors or assigns. As used herein, "Major Customer" shall mean any customer of the Company who has maintained an average deposit balance of at least $100,000 during the last six months of the Term or who has maintained or obtained a credit facility of at least $100,000 from the Company during the last six months of the Term.

     (d) ENFORCEABILITY. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

     (e) JURISDICTION. Employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee's property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. DISPUTES.

     (a) Any dispute relating to this Agreement, or to the breach of this Agreement, except such as may concern Section 6, arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"), which arbitration may be initiated by any party hereto by written notice to the other of such party's desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

     (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

     (c) The award of the arbitrator shall be final except as otherwise provided by the laws of The Commonwealth of Massachusetts and the federal laws of the-United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

     (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

     8. INDEMNIFICATION.

     The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice.

     9. NON-COMPETITION AND NON-DISCLOSURE COMMITMENTS.


     The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. ARM'S LENGTH NEGOTIATIONS; REPRESENTATION BY COUNSEL.

     The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm's length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. TAX WITHHOLDINGS.

     Payments to the Executive of al1 compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. NON-ASSIGNABILITY; BINDING AGREEMENT.

     Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company's prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive's heirs and the personal representatives of the Executive's estate.

     13. AMENDMENT; WAIVER.

     This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. NOTICES.

     Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

          (i) To the Company:    Rockland Trust Company
                                 288 Union Street
                                 Rockland, MA 02370
                                 Attn: President

          (ii) To the Executive: Ferdinand T. Kelley
                                 78 Heritage Lane
                                 Duxbury, MA 02332

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. GOVERNING LAW.

     This Agreement is to be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. SUPERSEDES PREVIOUS AGREEMENTS.

     This Agreement and the Split Dollar Agreement and related collateral assignment constitute the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersede and cancel all prior written and oral agreements and understandings with respect to the subject matter of this Agreement. Except as otherwise specifically provided herein, all amounts payable to the

Executive or the Company under the Split Dollar Agreement shall be exclusively governed by the terms of the Split Dollar Agreement and related collateral assignment.

     17. COUNTERPARTS.

     This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Employment Agreement as of the date first above written.

                                               ROCKLAND TRUST COMPANY

                                               By: /s/ DOUGLAS H. PHILIPSEN
                                                       --------------------
/S/ LINDA M. CAMPION, CLERK                    Its: PRESIDENT & CEO
---------------------------                         ---------------
Linda M. Campion, Clerk

                                               INDEPENDENT BANK CORP.

                                               By: /s/ Douglas H. Philipsen
                                               Its: PRESIDENT
                                                    ---------


                                               /S/ FERDINAND T. KELLY
                                                   ------------------
                                               Ferdinand T. Kelley



                              EMPLOYMENT AGREEMENT

     Agreement, dated and effective as of April 14, 2000 by and between Rockland Trust Company, a Massachusetts trust company (the "Company") and Denis K. Sheahan of Brighton, Massachusetts (the "Executive), (the "Employment Agreement").

                               W I T N E S S E T H

     WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. EMPLOYMENT; POSITION AND DUTIES; EXCLUSIVE SERVICES.

     (a) EMPLOYMENT. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

     (b) POSITION AND DUTIES/COMPANY. During the Term as defined in Section 2 hereof, the Executive (i) agrees to oversee and manage all financial, accounting and bookkeeping operations and functions of the Company and Independent Bank Corp. ("IBC") and hold the titles of Chief Financial Officer and Treasurer of the Company and of IBC and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company and IBC, and (ii) shall report to the President and Chief Executive Officer of the Company and IBC.

     (c) EXCLUSIVE SERVICES. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

          (i) serving, in accordance with the Company's policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

          (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

          (iii) completing the program of education at Boston University leading to the degree of Executive Master of Business Administration.

provided however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive's duties and obligations to the Company hereunder .

     2. TERM OF EMPLOYMENT.

     The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof ("Commencement Date") and ending "at will" by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the "Term."

     3. CASH COMPENSATION.

     As compensation to the Executive for all services to be rendered by him in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of One Hundred Forty Thousand and 00/l00 Dollars ($140,000.00) per annum, payable no less frequently than bi-weekly ("Base Salary"). The Board of Directors (the "Board") may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. BENEFITS.

     (a) TRAVEL AND BUSINESS-RELATED EXPENSES. The Executive shall be provided with a Company owned automobile in accordance with the policies of the Company regarding automobiles as in effect from time to time. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

     (b) GROUP LIFE INSURANCE. The Company agrees to include the Executive under the Company's group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.


     (c) SICK LEAVE/DISABILITY. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.


     (d) RETIREMENT PLANS. The Executive will be eligible to participate in the Company's retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

     (e) VACATION/HOLIDAYS. The Executive will receive four (4) weeks paid vacation, on an "as earned" basis each year and will receive ten (10) holidays each year.

     (f) INSURANCE. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

     (g) INCENTIVE COMPENSATION PLAN. The Executive shall be eligible to participate in the Company's Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

     (h) TAXES. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability .

     (i) SPLIT DOLLAR AGREEMENT. The Company agrees to use all reasonable efforts to obtain life insurance on the life of the Executive and enter into either, at the option of the Company, a split dollar insurance agreement (the "Split Dollar Agreement") or another non-qualified plan for the Executive with respect thereto on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company. If life insurance is utilized by the company, the Executive agrees to cooperate with the Company, its representatives and agents and any insurance companies and their respective agents and representatives, in order to execute such an agreement or plan and obtain such insurance. Notwithstanding the foregoing, the Company shall not be required to expend amounts in excess of 125 percent of the average premium cost for a person of the Executive's gender and age in order to obtain such insurance. Notwithstanding anything to the contrary contained herein, in the event a Split Dollar Agreement is entered into by the parties, the Company agrees to gross-up the compensation of the Executive in an amount determined by the Company's accountants as necessary to reimburse the Executive for (A) the sum of federal and Massachusetts income tax incurred by the Executive on account of the P.S.-58 benefit in the insurance policy described under a Split Dollar Agreement, and (B) the cost of any rider that the Executive purchases on the insurance policy described in such Split Dollar Agreement for the waiver of premiums in the event of his disability, and (C) the tax effect of the reimbursements set forth in (A) and (B) hereof, and to pay such amounts to the Executive in a lump sum payment no later than three (3) business days prior to the earliest date on which any federal or Massachusetts income taxes are due on account of such P.S.-58 benefit and/or the cost for the waiver of premiums. This clause (i) of Section 4 shall remain in full force and effect and shall survive any termination of this Agreement by reason of the disability of the Executive.

     5. TERMINATION OF EMPLOYMENT.

     (a) TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON.

          (i) If the Executive's employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive's rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1987 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the "Plans") and the relevant stock option agreement.

          (ii) Termination for "Cause" shall refer to the Company's termination of the Executive's service with the Company at any time because the Executive has: (A) refused or failed to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive's relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in an adverse manner the reputation of the Company or the Executive's ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, in the case of any termination pursuant to clauses (A), (E), (F), or (G) above, the Company shall give the Executive thirty
(30) business days' written notice thereof during which period the Employee, at the discretion of the Company, may be placed on administrative leave, the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for his actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s).

          (iii) Resignation for "Good Reason" shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in

Section 5(a)(ii)above), substantially changes the Executive's core duties or removes the Executive's responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty (30) business days' written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement not withstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.


          (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

     (b) TERMINATION WITHOUT CAUSE; RESIGNATION FOR GOOD REASON. If during the term of this Agreement, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5 (a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of
Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the "Continuation Period"), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the date of termination, resignation or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive's rights shall be governed by Section 5(c).

     (c) CHANGE IN CONTROL.

          (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(iii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5 (a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled
(C)(x) to receive his then current Base Salary for a period of twenty four (24) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to two (2) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, in each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(l) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of twenty four (24) months after such termination or resignation (the "Benefits Period"), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the Executive's election, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and
(f) of Section 4 hereof in
accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the Executive's delivery of written notice to the Company of his election pursuant to sub-section 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement, and (C)(zz) upon his written notice to the Company during a period of three months following the termination or resignation date (as the case may be), to purchase his Company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the Company, plus all applicable excise taxes.

          (ii) A "Change of Control" shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any "person" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

          (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 Section 280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company's Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) as then in effect and that the Company's tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) as then in effect.

     (d) MITIGATION; LEGAL FEES. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

     (e) TERMINATION BY REASON OF DEATH OR DISABILITY.

          (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

          (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company's policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

          (iii) The Executive's rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. CONFIDENTIALITY AND NON-COMPETITION.

     (a) CONFIDENTIALITY. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates ("Affiliated Companies") and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person's advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except, as may be required by law.

     (b) EQUITABLE RELIEF. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder .

     (c) NON-SOLICITATION. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) solicit, divert or take away, directly or indirectly, any Major Customer of the Company, its parent, subsidiaries or affiliates, or its or their successors and assigns, or (ii) directly or indirectly induce or attempt to influence any employee of the Company, its parent or any of its subsidiaries or affiliates, or their successors and assigns, to terminate his employment with the Company, its parent or any of its subsidiaries or affiliates or their successors or assigns. As used herein, "Major Customer" shall mean any customer of the Company who has maintained an average deposit balance of at least $100,000 during the last six months of the Term or who has maintained or obtained a credit facility of at least $100,000 from the Company during the last six months of the Term.

     (d) ENFORCEABILITY. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

     (e) JURISDICTION. Employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that employee's property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. DISPUTES.

     (a) Any dispute relating to this Agreement, or to the breach of this Agreement, except such as may concern Section 6, arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"), which arbitration may be initiated by any party hereto by written notice to the other of such party's desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

     (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

     (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

     (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

     8. INDEMNIFICATION.

     The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice.

     9. NON-COMPETITION AND NON-DISCLOSURE COMMITMENTS.

     The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. ARM'S LENGTH NEGOTIATIONS; REPRESENTATION BY COUNSEL.

     The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm's length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. TAX WITHHOLDINGS.

     Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. NON-ASSIGNABILITY; BINDING AGREEMENT.

     Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company's prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive's heirs and the personal representatives of the Executive's estate.

     13. AMENDMENT; WAIVER.

     This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. NOTICES.

     Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

          (i) To the Company:     Rockland Trust Company
                                  288 Union Street
                                  Rockland, MA 02370
                                  Attn.: President

          (ii) To the Executive:  Denis K. Sheahan
                                  137 Murdock Street
                                  Brighton, MA 02135

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. GOVERNING LAW.

     This Agreement is to be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. SUPERSEDES PREVIOUS AGREEMENTS.

     This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. COUNTERPARTS.

     This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

                                    ROCKLAND TRUST COMPANY



                                    By: /s/ DOUGLAS H. PHILIPSEN
                                            --------------------
                                    Its: CHAIRMAN, PRESIDENT & CEO
                                         -------------------------

                                    INDEPENDENT BANK CORP.


                                    By: /s/ DOUGLAS H. PHILIPSEN
                                    Its: CHAIRMAN, PRESIDENT & CEO


                                    /s/ DENIS K. SHEAHAN
                                    --------------------
                                    Denis K. Sheahan



       AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Reference is made to the Agreement dated and effective as of October 31, 1994 by and between Rockland Trust Company, a Massachusetts trust company (the "Company") and Raymond G. Fuerschbach of North Marshfield, Massachusetts (the "Executive"), as amended and restated as of January 19, 1996 and as further amended and restated as of March 12, 1998 (the "Employment Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Employment Agreement.

                               W I T N E S S E T H

     WHEREAS, the Executive and the Company are desirous of amending certain provisions of the Employment Agreement to provide that certain additional benefits be paid to the Executive upon the occurrence of a change of control of Independent Bank Corp. ("IBC"), the parent bank holding company of the Company, where such occurrence is followed by a termination of the Executive's employment without cause or the Executive's resignation with good reason as such terms are defined in the Employment Agreement;

     WHEREAS, the Executive and the Company are desirous of amending the Employment Agreement as set forth above.

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 5(c) (i) of the Employment Agreement is hereby amended and restated to read as follows:

     (c) CHANGE IN CONTROL.

          (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5 (e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for

Good Reason (as such term is defined in Section 5 (a) (iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twenty four (24) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to two (2) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, in each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of twenty four (24) months after such termination or resignation (the "Benefits Period"), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in as amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the Executive's election, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the Executive's delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement, and (C)(zz) upon his written notice to the Company during a period of three months following the termination or resignation date (as the case may be), to purchase his Company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the Company, plus all applicable excise taxes.

     2. RATIFICATION.

     All other provisions of the Employment Agreement shall remain unchanged and in full force and effect, and are hereby ratified and confirmed by the parties hereto.

     3. COUNTERPARTS.

     This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Second Amended and Restated Employment Agreement as of July 9, 1998.



                                             ROCKLAND TRUST COMPANY




                                             By: /S/ DOUGLAS H. PHILIPSEN
                                                -------------------------

                                             Its: CEO
                                                  ---



                                             INDEPENDENT BANK CORP.





                                             By: /S/ DOUGLAS H. PHILIPSEN
                                                 ------------------------

                                             Its: CEO
                                                  ---




                                             /S/ RAYMOUND G. FUERSCHBACH
                                                 -----------------------
                                                 RAYMOND G. FUERSCHBACH

                SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     AGREEMENT, dated and effective as of October 31, 1994 by and between Rockland Trust Company, a Massachusetts trust company (the "Company") and Raymond G. Fuerschbach of North Marshfield, Massachusetts (the "Executive"), as first amended and restated as of the 19th day of January, 1996 and amended and restated for the second time as of this 12th day of March, 1998 (the "Employment Agreement").

                               W I T N E S S E T H

     The Executive and the Company are desirous of amending certain provisions of the Employment Agreement to provide that the Executive be granted an additional employee benefit in the form of a company car, on the terms and conditions herein set forth.

     WHEREAS, the Executive and the Company are desirous of amending the Employment Agreement as set forth above and restating the amended Employment Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. EMPLOYMENT; POSITION AND DUTIES; EXCLUSIVE SERVICES.

     (a) EMPLOYMENT. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

     (b) POSITION AND DUTIES/COMPANY. During the Term as defined in Section 2 hereof, the Executive (i) agrees to oversee and manage all the operations and functions of the Company's human resources department and hold the titles of Senior Vice President and Director of Human Resources of the Company and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

     (c) EXCLUSIVE SERVICES. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

          (i) serving in accordance with the Company's policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

          (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company; provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive's duties and obligations to the Company hereunder.

     2. TERM OF EMPLOYMENT.

     The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof ("Commencement Date") and ending "at will" by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the "Term."

     3. CASH COMPENSATION.

     As compensation to the Executive for all services to be rendered by him in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of Eighty Four Thousand Six Hundred and 00/100 Dollars ($84,600) per annum, payable no less frequently than bi-weekly ("Base Salary"). The Board of Directors (the "Board") may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary or bonus of other additional compensation to the Executive.

     4. BENEFITS.

     (a) TRAVEL AND BUSINESS-RELATED EXPENSES. The Executive shall be provided with a Company owned automobile in accordance with the policies of the Company regarding automobiles as in effect from time to time. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

     (b) GROUP LIFE INSURANCE. The Company agrees to include the Executive under the Company's group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.

     (c) SICK LEAVE/DISABILITY. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

     (d) RETIREMENT PLANS. The Executive will be eligible to participate in the Company's retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

     (e) VACATION/HOLIDAYS. The Executive will receive four (4) weeks paid vacation, on an "as earned" basis each year and will receive ten (10) holidays each year.

     (f) INSURANCE. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

     (g) INCENTIVE COMPENSATION PLAN. The Executive shall be eligible to participate in the Company's Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

     (h) TAXES. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in
Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

     (i) SPLIT DOLLAR AGREEMENT. Notwithstanding anything to the contrary contained herein, the Company agrees to gross-up the compensation of the Executive in an amount determined by the Company accountants as necessary to reimburse the Executive for (A) the sum of federal and state income and employment tax incurred by the Executive on account of the P.S.-58 benefit in the insurance policy described under a Split Dollar Agreement dated as of January 19, 1996 by and between the Company and the Executive (the "Split Dollar Agreement"), and (B) the cost of any rider that the Executive purchases for the waiver on the insurance policy described in the Split Dollar Agreement for the waiver of premiums in the event of his disability, and (C) the tax effect of the reimbursements set forth in (A) and (B) hereof, and to pay such amounts to the Executive in a lump sum payment no later than three (3) business days prior to the earliest date on which any federal or state income or employment taxes are due on account of such P.S.-58 benefit and/or the cost for the waiver of premiums.

     5. TERMINATION OF EMPLOYMENT.

     (a) TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON.


          (i) If the Executive's employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iv), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive's rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1987 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the "Plans") and the relevant stock option agreement.

          (ii) Termination for "Cause" shall refer to the Company's termination of the Executive's service with the Company at any time because the Executive has: (A) refused or failed to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive's relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment;

or (D) been convicted of any crime which reasonably could affect in an adverse manner the reputation of the Company or the Executive's ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, in the case of any termination pursuant to clauses (A), (E), (F), or (G) above, the Company shall give the Executive thirty
(30) business days' written notice thereof, an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Board to show just cause for his actions, and to have the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s).

          (iii) Resignation for "Good Reason" shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive's core duties or removes the Executive's responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection
(iii), the Executive shall give the Company thirty (30) business days' written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

          (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

     (b) TERMINATION WITHOUT CAUSE; RESIGNATION FOR GOOD REASON.

     If during the term of this Agreement, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5
(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5 (a)(iii) hereof) from employment with the Company and/or its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to


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


continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the "Continuation Period"), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and
(f) of Section 4 hereof are discontinued or terminate and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5 (b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the date of termination, resignation or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive's rights shall be governed by Section 5(c).

     (c) CHANGE IN CONTROL.

          (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive's employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled
(C)(x) to receive his then current Base Salary for a period of twenty four (24) months from the date of termination of this Agreement without Cause or resignation for Good Reason, payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of twenty four (24) months after such termination or resignation (the "Benefits Period"), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement, and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the cost to the Company at the time of the Executive's election, attributable to the Executive's participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive's employment immediately upon the

Executive's delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plans and the relevant stock option agreement.

          (ii) A "Change of Control" shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any "person" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

          (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 Section 280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company's Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) as then in effect and that the Company's tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 Section 280G(b)(2) (A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 Section 280G(b)(4) as then in effect.

     (d) MITIGATION; LEGAL FEES. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c) (i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

     (e) TERMINATION BY REASON OF DEATH OR DISABILITY.

          (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5 (e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

          (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5 (e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company's policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

          (iii) The Executive's rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant shock option agreement.

     6. CONFIDENTIALITY AND NON-COMPETITION.

     (a) CONFIDENTIALITY. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates ("Affiliated Companies") and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person's advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law.

     (b) EQUITABLE RELIEF. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

     (c) NON-SOLICITATION. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) solicit, divert or take away, directly or indirectly, any Major Customer of the Company, its parent, subsidiaries or affiliates, or its or their successors and assigns, or (ii) directly or indirectly induce or attempt to influence any employee of the Company, its parent or any of its subsidiaries or affiliates, or their successors and assigns, to terminate his employment with the Company, its parent or any of its subsidiaries or affiliates or their successors or assigns. As used herein, "Major Customer" shall mean any customer of the Company who has maintained an average deposit balance of at least $100,000 during the last six months of the Term or who has maintained or obtained a credit facility of at least $100,000 from the Company during the last six months of the Term.

     (d) ENFORCEABILITY. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

     (e) JURISDICTION. Employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee's property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.


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


     7. DISPUTES.

     (a) Any dispute relating to this Agreement, or to the breach of this Agreement, except such as may concern Section 6, arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"), which arbitration may be initiated by any party hereto by written notice to the other of such party's desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

     (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

     (c) The award of the arbitrator shall be final except as otherwise provided by the laws of The Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

     (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

     8. INDEMNIFICATION.

     The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice.

     9. NON-COMPETITION AND NON-DISCLOSURE COMMITMENTS.

     The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. ARM'S LENGTH NEGOTIATIONS; REPRESENTATION BY COUNSEL.

     The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm's length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. TAX WITHHOLDINGS.

     Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. NON-ASSIGNABILITY; BINDING AGREEMENT.

     Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company's prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets or the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive's heirs and the personal representatives of the Executive's estate.

     13. AMENDMENT; WAIVER.

     This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.


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


     14. NOTICES.

     Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

          (i) To the Company:     Rockland Trust Company
                                  288 Union Street
                                  Rockland, MA 02370
                                  Attn.: President

          (ii) To the Executive:  Raymond G. Fuerschbach
                                  Post Office Box 284
                                  284 Highland Street
                                  N. Marshfield, MA 02059

(or such other address as may from time to time be designated by notice by either party hereto for such purpose) .Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. GOVERNING LAW.

     This Agreement is to be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. SUPERSEDES PREVIOUS AGREEMENTS.

     This Agreement and the Split Dollar Agreement and related collateral assignment constitute the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersede and cancel all prior written and oral agreements and understandings with respect to the subject matter of this Agreement. Except as otherwise specifically provided herein, all amounts payable to the Executive or the Company under the Split Dollar Agreement shall be exclusively governed by the terms of the Split Dollar Agreement and related collateral assignment.

     17. COUNTERPARTS.

     This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Employment Agreement as of the date first above written.



                                   ROCKLAND TRUST COMPANY







                                   By: /S/ DOUGLAS H. PHILIPSEN
                                       ------------------------

                                   Its: CEO
                                        ---




                                   /S/ RAYMOND G. FUERSCHBACH
                                       Raymond G. Fuerschbach





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